Exhibit 99.1

The Blackstone Group Reports Fourth Quarter and

Full Year 2010 Results

Economic Net Income (“ENI”) increased to $1.4 billion for the full year 2010, up 102% from $703 million for the full year 2009. ENI increased to $513 million for the fourth quarter of 2010, up 56% from $329 million for the fourth quarter of 2009.

Distributable Earnings were $702 million for the full year 2010, up 47% from $479 million in 2009; Distributable Earnings increased to $239 million for the fourth quarter of 2010, up 12% from $213 million in the fourth quarter of 2009.

GAAP Results Attributable to The Blackstone Group L.P. improved in 2010 with a net loss of $370 million, compared to a net loss of $715 million in 2009, in each case including net IPO and acquisition-related charges. GAAP Net Loss Attributable to The Blackstone Group L.P. was $11 million in the fourth quarter of 2010, compared to a net loss of $143 million in the fourth quarter of 2009.

Fee-Earning Assets Under Management increased 14% to $109.5 billion at December 31, 2010, from $96.1 billion at December 31, 2009 while Total Assets Under Management increased 30% to $128 billion at December 31, 2010.

Blackstone declares a quarterly distribution of $0.32 per common unit which brings full year distributions to $0.62 per common unit.

New York, February 3, 2011: The Blackstone Group L.P. (NYSE: BX) today reported its 2010 results.

Economic Net Income (“ENI”) was $1.4 billion for the full year 2010, an increase of $714.5 million compared to ENI for the full year 2009, more than double that of the prior year. The increase in ENI was driven principally by strong performance across the investment segments which produced $1.5 billion in Performance Fees and Investment Income, up from $273.6 million for the full year 2009. That strong performance continued through the fourth quarter where ENI was $512.7 million, up 56% from $329.4 million earned in the fourth quarter of 2009.

Blackstone’s Fee-Earning Assets Under Management and Total Assets Under Management showed strong growth, rising to a record $109.5 billion and $128.1 billion, respectively, driven both by net inflows and market appreciation. Blackstone committed nearly $10 billion in new investments across its diverse investment businesses in 2010 and had $30 billion of committed but uninvested capital or, “dry powder”, at the end of 2010.

The Blackstone Group® L.P. 345 Park Avenue New York, NY 10154 212 583-5000

For the full year 2010, Total Segment Revenues were $3.1 billion, up 75% from 2009. The increase was driven by higher Performance Fees in the Real Estate and Credit and Marketable Alternatives segments and a sharp increase in Investment Income to $548.5 million, up from $33.4 million in the prior year due to increases in the carrying value of Blackstone’s capital invested in its own funds, particularly in the Real Estate and Private Equity segments.

Total Segment Expenses were $1.6 billion for the full year 2010, an increase from $1.1 billion for the full year 2009, driven largely by increased accruals for Performance Fee Compensation of $357.0 million for the full year. Compensation, excluding Performance Fee Compensation, was up 12% to $859.1 million. Blackstone’s non-compensation expenses were up 15% from full year 2009 driven mostly by fundraising and financing activities. Without these activities, non-compensation expenses were up 2%, reflecting Blackstone’s ongoing expense discipline and focus on operating leverage.

Net Fee Related Earnings from Operations were $442.3 million for the full year 2010, up from $410.4 million for the full year 2009. Net Fee Related Earnings from Operations for the full year increased principally as a result of increased Management and Advisory Fees which were up 10% year over year.

GAAP results for the year ended December 31, 2010 included Revenues of $3.1 billion, compared to $1.8 billion for the full year 2009, and Net Income (Loss) Attributable to The Blackstone Group L.P. of $(370.0) million, compared to a net loss of $715.3 million for the full year 2009. GAAP results for the fourth quarter of 2010 included Revenues of $1.1 billion, compared to $725.3 million for the fourth quarter of 2009, and Net Income (Loss) Attributable to The Blackstone Group L.P. of $(11.0) million, compared to a net loss of $143.3 million for the fourth quarter of 2009.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone exited 2010 in a stronger position than ever before, with all of our businesses experiencing higher levels of activity. The carrying values of our investment funds continued to increase sharply, driving our best quarterly earnings result in nearly four years. In 2010, we continued to provide our limited partner investors with best-in-class returns across all of our businesses, and our LPs entrusted us with nearly $18 billion in new capital. These inflows, combined with rising asset values, helped drive total assets under management to $128.1 billion as of year-end, up from $98.2 billion as of year-end 2009.”

The table below details Blackstone’s ENI, Net Fee Related Earnings from Operations, Distributable Earnings and Fee-Earning Assets Under Management as of, and for, the fourth quarters of 2010 and 2009, and for the full years 2010 and 2009. ENI, Total Segments includes unrealized gains (losses) and the direct compensation impact related to those gains/losses, but excludes IPO and acquisition-related charges.

	Quarter Ended December 31,		Variance		Year Ended December 31,		Variance
	2010	2009	$	%	2010	2009	$	%
	(Unaudited, Dollars in Thousands, Except Per Unit Amounts)
Economic Net Income, Total Segments	$606,106	$365,845	$240,261	66%	$1,580,770	$723,763	$857,007	118%
Provision for Income Taxes (a)	93,357	36,464	56,893	156%	163,109	20,628	142,481	N/M

Economic Net Income, After Taxes	$512,749	$329,381	$183,368	56%	$1,417,661	$703,135	$714,526	102%

Economic Net Income, After Taxes per Adjusted Unit (b)	$0.46	$0.29	$0.17	59%	$1.26	$0.63	$0.63	100%

Net Fee Related Earnings from Operations	$122,740	$139,163	$(16,423)	-12%	$442,314	$410,410	$31,904	8%

Distributable Earnings	$239,197	$212,834	$26,363	12%	$701,784	$478,972	$222,812	47%

Distributable Earnings per Common Unit (c)	$0.20	$0.19	$0.01	5%	$0.62	$0.44	$0.18	41%

Fee-Earning Assets Under Management:
Private Equity	$24,188,555	$24,521,394	$(332,839)	-1%
Real Estate	26,814,714	23,708,057	3,106,657	13%
Credit and Marketable Alternatives	58,496,953	47,867,546	10,629,407	22%

Total Fee-Earning Assets Under Management	$109,500,222	$96,096,997	$13,403,225	14%

(a)	Represents the implied provision for income taxes calculated using a similar methodology applied in calculating the tax provision for The Blackstone Group L.P.
(b)	Adjusted Units represents the weighted-average fully diluted unit count for Economic Net Income purposes using the if-converted method. A reconciliation of this item to the comparable GAAP measure is presented in Exhibit 4 to this release.
(c)	See Exhibit 4 for the calculation of Distributable Earnings Units Outstanding.

SEGMENT REVIEW

Private Equity

Private Equity had full year revenues of $828.4 million, compared with revenues of $775.2 million for the full year 2009, reflecting an increase in Investment Income to $168.6 million from $70.2 million in 2009.

Private Equity had Realized Performance Fees and Realized Investment Income of $172.2 million resulting from realizations in its BCP IV fund. BCP IV has a net realized internal rate of return of 52% since inception and has $5.6 billion of carrying value remaining.

The net return for Blackstone’s contributed Private Equity funds was 26.5% for the full year 2010 reflecting an improved operating environment and an increase in cash flows and operating results across the portfolio companies compared to the prior year. The net return for Blackstone’s contributed Private Equity funds was 1.4% in the fourth quarter of 2010. As of December 31, 2010, the unrealized value and cumulative realized proceeds, before carried interest, fees and expenses, of Blackstone’s contributed Private Equity funds represented 1.5 times investors’ original investments. Excluding funds which were still in their Investment Period, the value was 2.3 times investors’ original investments.

Economic Net Income was $485.5 million for the full year 2010, down from $490.4 million for the full year 2009, a result of lower Transaction Fees and Performance Fees.

BCP V closed its investment period on January 7, 2011, thereby commencing the investment period for BCP VI. BCP VI, which is a $14.7 billion fund as of that date, will begin recognizing fees on the fee-earning portion, which will be included in Fee-Earning Assets Under Management in the first quarter of 2011 and is not included in full year 2010 results. Fee-Earning Assets Under Management were down slightly to $24.2 billion compared with $24.5 billion for 2009 due to the realization or exit of investments, primarily in BCP IV.

Dry powder for Private Equity, which is inclusive of amounts related to BCP VI, was $16.5 billion as of December 31, 2010. Limited Partner Capital Invested during the full year 2010 totaled $1.7 billion, an increase from $1.5 billion invested during the full year 2009. Blackstone had $1.9 billion of Limited Partner Capital committed to new or existing deals made by the segment’s Private Equity funds as of December 31, 2010.

Real Estate

Real Estate had full year revenues of $1.0 billion, compared with negative revenues of $13.6 million for the full year 2009. Improved operating performance across hospitality and office segments led to a rise in carrying values in the real estate portfolios which drove an increase in Performance Fees and Investment Income.

The net return for Blackstone’s contributed Real Estate carry funds was 81% for 2010, while the net returns for the Real Estate debt hedge funds was 18% for 2010. The net return for Blackstone’s contributed Real Estate carry funds was 19% for the fourth quarter of 2010, while the net returns for the Real Estate debt hedge funds was 2.9% for the fourth quarter of 2010. As of December 31, 2010, the unrealized value and cumulative realized proceeds, before carried interest, fees and expenses, of the Real Estate segment’s carry funds represented 1.4 times investors’ original investment. Excluding funds which were still in their Investment Period, the value was 1.6 times investors’ original investments.

ENI for the Real Estate segment was $639.5 million for the full year 2010 compared to a loss of $117.5 million for 2009.

Fee-Earning Assets Under Management were $26.8 billion compared with $23.7 billion for 2009, reflecting the continued fundraising of Blackstone’s Real Estate debt platform which reached $1.5 billion in Fee-Earning Assets Under Management, up 80% from the prior year, and the commencement of Blackstone’s management of the Merrill Lynch Asia assets which added $2.1 billion in Fee-Earning Assets Under Management.

Dry powder for Real Estate was $9.1 billion as of December 31, 2010. Limited Partner Capital Invested during 2010 was $4.1 billion, up from $884.2 million in 2009. Limited Partner Capital Invested during the fourth quarter of 2010 was $2.3 billion, up from $381.3 million during the fourth quarter of 2009. Blackstone’s Real Estate segment’s funds had committed $332.2 million of Limited Partner Capital to new transactions which had not yet closed as of December 31, 2010. This active investment pace has resulted in the segment’s BREP VI fund reaching approximately 70% invested or committed capital at the end of 2010. Accordingly, Blackstone expects to commence fundraising for its next real estate fund later in 2011.

Credit and Marketable Alternatives (CAMA)

CAMA segment revenues were up 34% to $845.4 million for the full year 2010 compared with revenues of $632.3 million for the full year 2009. The increase from 2009 was due to strong inflows across CAMA’s funds and asset classes. Strong fund performance drove sharp increases in Performance Fees, which more than doubled to $320.7 million, and an increase in Total Management Fees of 21% to $471.9 million.

The net core funds composite returns for Blackstone’s funds of hedge funds was 3.6% for the fourth quarter of 2010 and 8.5% for the full year 2010.

The net core funds returns in Blackstone’s credit-oriented business were 5.7% for the credit-oriented special situations hedge funds, 5.8% for the GSO legacy mezzanine debt drawdown funds and 6.1% for the GSO distressed drawdown funds for the fourth quarter of 2010. For the full year 2010, the net core funds returns in Blackstone’s credit-oriented business were 15.7% for the credit-oriented special situations hedge funds, 17.9% for the GSO legacy mezzanine debt drawdown funds and 35.9% for the GSO distressed drawdown funds.

ENI for the CAMA segment was also up 40% to $372.0 million for the full year 2010 compared to $265.2 million for the full year 2009 as the strong fund performance drove sharp increases in Management and Performance Fees for both the funds of hedge funds and credit-oriented businesses.

Fee-Earning Assets Under Management for the segment grew 22% to a record $58.5 billion from $47.9 billion in 2009. The increase from 2009 was principally due to net inflows and market appreciation across the segment and the April 1, 2010 acquisition of $3.5 billion in Fee-Earning Assets Under Management from Allied Capital’s Callidus unit.

As of December 31, 2010, 76% of the Fee-Earnings Assets Under Management in Blackstone’s funds of hedge funds which were eligible to earn performance fees were above their respective high water marks. As of December 31, 2010, 96% of the Fee-Earning Assets Under Management in Blackstone’s credit-oriented special situations hedge funds which were eligible to earn performance fees were above their respective high water marks.

Dry powder for CAMA was $4.5 billion as of December 31, 2010. Limited Partner Capital Invested in certain carry credit-oriented funds during the full year 2010 totaled $1.4 billion, up from $721.4 million for the full year 2009.

In January 2011, Blackstone separated its CAMA segment into two new segments: Hedge Fund Solutions and Credit Businesses. The Hedge Fund Solutions segment primarily manages funds of hedge funds and the Credit Businesses segment, which includes GSO Capital Partners, manages credit-oriented funds, collateralized loan obligation (“CLO”) and collateralized debt obligation (“CDO”) vehicles and debt-focused closed-end mutual funds. Blackstone will provide segment results under this structure commencing in the first quarter of 2011. Please see Exhibit 7 for selected financial information presented under this revised reporting structure.

Financial Advisory

Revenues were $431.9 million for the full year 2010, an increase from $397.6 million for the full year 2009. The increase in segment revenues was primarily driven by a nearly 300% increase in the fees earned by Blackstone’s fund placement businesses, which reflected the improving fundraising environment. Blackstone’s financial and strategic advisory business revenues increased, in a continuing difficult environment for transactions, up 5% in 2010. These increases were partially offset by a decrease in fees from Blackstone’s restructuring and reorganization business from the record year in 2009, but was still strong enough to be the second best year ever for this business.

ENI was $83.7 million for the full year 2010 compared to $85.7 million for the full year 2009 reflecting the cyclically balanced attributes of the segment.

CAPITAL AND LIQUIDITY

As of December 31, 2010, Blackstone had $588.6 million in cash, $1.1 billion invested in Blackstone’s Treasury cash management strategies, $285.2 million invested in liquid Blackstone funds and $1.6 billion invested in illiquid Blackstone funds. Long-term debt totaled $1 billion in borrowings from the 2010 and 2009 bond issuances. Blackstone has no borrowings outstanding against its $1 billion revolving credit facility.

DISTRIBUTION

The Blackstone Group L.P. has declared a quarterly distribution of $0.32 per common unit to record holders of common units at the close of business on March 15, 2011. This distribution will be paid on March 31, 2011.

For distributions related to fiscal 2010 and thereafter, Blackstone’s current intention is to distribute to its common unitholders substantially all of The Blackstone Group L.P.’s net after-tax share of its annual Distributable Earnings in excess of amounts determined by its general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future distributions to its unitholders for any ensuing quarter. Because Blackstone will not know what its Distributable Earnings will be for any fiscal year until the end of such year, Blackstone expects that its first three quarterly distributions in respect of any given year will be based on its anticipated annualized Net Fee Related Earnings. As such, the distributions for the first three quarters are expected to be smaller than the final quarterly distribution in respect of such year. For the fourth quarter of 2010 Blackstone will distribute the remaining Distributable Earnings for the year, which is expected to also include realized Performance Fees net of related compensation and realized net investment income.

In most years the aggregate amounts of Blackstone’s distributions to unitholders will not equal its Distributable Earnings for that year. Distributable Earnings will only be a starting point for the determination of the amount to be distributed to unitholders because as noted above, in determining the amount to be distributed Blackstone will subtract from Distributable Earnings any amounts determined by its general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future distributions to its unitholders for any ensuing quarter.

All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and the general partner may change its distribution policy at any time.

Because the wholly-owned subsidiaries of The Blackstone Group L.P. must pay taxes and make payments under the tax receivable agreements described in Blackstone’s Annual Report on Form 10-K, the amounts ultimately distributed by The Blackstone Group L.P. to its common unitholders in respect of fiscal 2010 and subsequent years are expected to be different, on a per unit basis, than the amounts distributed by the Blackstone Holdings partnerships to the Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships in respect of their Blackstone Holdings partnership units.

# # #

Blackstone will host a conference call on February 3, 2011 at 11:00 a.m. ET to discuss 2010 results. The conference call can be accessed by dialing (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291

(international) pass code 14994355. Additionally, the conference call will be broadcast live over the internet and can be accessed by all interested parties through the Investor Relations section of The Blackstone Group’s website http://ir.blackstone.com. For those unable to listen to the live broadcast, a replay will be available on Blackstone’s website or by dialing (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international) conference ID number 26557432, beginning approximately two hours after the event. Blackstone will also post a short video of Blackstone Chairman, CEO and Co-Founder, Steve Schwarzman, conveying the highlights of the 2010 results on February 3, 2011 at 12:30 p.m. ET in the News & Views section of The Blackstone Group’s website http://www.blackstone.com/cps/rde/xchg/bxcom/hs/newsandviews.htm.

Blackstone expects to host conference calls to report its 2011 results as follows: first quarter results, April 21, 2011; second quarter results, July 21, 2011; third quarter results, October 20, 2011 and fourth quarter and full year results, February 2, 2012.

Investor Relations Contacts:

Joan Solotar

The Blackstone Group

Tel: +1 (212) 583-5068

solotar@blackstone.com

Weston Tucker

The Blackstone Group

Tel: +1 (212) 583-5231

tucker@blackstone.com

Media Relations Contact:

Peter Rose

The Blackstone Group

Tel: +1 (212) 583-5871

rose@blackstone.com

About The Blackstone Group

Blackstone is one of the world’s leading investment and advisory firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, the companies we advise and the broader global economy. We do this through the commitment of our extraordinary people and flexible capital. Our alternative asset management businesses include the management of private equity funds, real estate funds, hedge fund solutions, credit-oriented funds and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including financial and strategic advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com.

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as such factors may be updated from time to time in its periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

THE BLACKSTONE GROUP L.P.

Exhibit 1a. Consolidated Statements of Operations

(Unaudited, Dollars in Thousands, Except Per Unit Data)

	Quarter Ended December 31,
	2010	2009
Revenues
Management and Advisory Fees	$461,345	$432,620

Performance Fees
Realized	194,780	68,488
Unrealized	258,809	141,666

Total Performance Fees	453,589	210,154

Investment Income
Realized	(336)	36,764
Unrealized	160,313	32,433

Total Investment Income (a)	159,977	69,197

Interest and Dividend Revenue	10,296	11,556
Other	(1,192)	1,819

Total Revenues	1,084,015	725,346

Expenses
Compensation and Benefits
Compensation	696,561	973,119
Performance Fee Compensation
Realized	72,734	24,088
Unrealized	70,615	49,673

Total Compensation and Benefits (b)	839,910	1,046,880
General, Administrative and Other (c)	124,505	115,056
Interest Expense (d)	14,596	6,640
Fund Expenses	10,730	1,425

Total Expenses	989,741	1,170,001

Other Income
Net Gains from Fund Investment Activities	104,369	79,341

Income (Loss) Before Provision for Taxes (e)	198,643	(365,314)
Provision for Taxes	59,867	18,063

Net Income (Loss)	138,776	(383,377)
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	37,666	40,581
Net Income Attributable to Non-Controlling Interests in Consolidated Entities	25,496	19,122
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	86,587	(299,830)

Net Income (Loss) Attributable to The Blackstone Group L.P. (f)	$(10,973)	$(143,250)

Net Loss per Common Unit, Basic and Diluted
Common Units	$(0.03)

Common Units Entitled to Priority Distributions		$(0.45)

Common Units Not Entitled to Priority Distributions		$(0.76)

Net IPO and acquisition-related charges included above were:
(a) Investment Income	$6,328	$5,439
(b) Total Compensation and Benefits	$839,910	$1,046,880
Less: Compensation and Benefits - IPO and acquisition-related	$459,326	$756,827

Compensation - non-IPO and acquisition-related (*)	$380,584	$290,053

(c) General, Administrative and Other	$43,627	$38,559
(d) Interest Expense	$1,519	$915
(e) Total IPO and acquisition-related charges	$498,144	$790,862
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$176,117	$218,195

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 1b. Consolidated Statements of Operations

(Unaudited, Dollars in Thousands, Except Per Unit Data)

	Year Ended December 31,
	2010	2009
Revenues
Management and Advisory Fees	$1,584,748	$1,482,226

Performance Fees
Realized	366,721	70,492
Unrealized	571,113	150,598

Total Performance Fees	937,834	221,090

Investment Income (Loss)
Realized	29,157	44,320
Unrealized	532,004	(3,716)

Total Investment Income (a)	561,161	40,604

Interest and Dividend Revenue	36,218	22,680
Other	(619)	7,099

Total Revenues	3,119,342	1,773,699

Expenses
Compensation and Benefits
Compensation	3,253,226	3,778,686
Performance Fee Compensation
Realized	128,316	25,102
Unrealized	228,647	(26,182)

Total Compensation and Benefits (b)	3,610,189	3,777,606
General, Administrative and Other (c)	466,358	443,573
Interest Expense (d)	41,229	13,384
Fund Expenses	26,214	7,296

Total Expenses	4,143,990	4,241,859

Other Income
Net Gains from Fund Investment Activities	501,994	176,694

Income (Loss) Before Provision for Taxes (e)	(522,654)	(2,291,466)
Provision for Taxes	84,669	99,230

Net Income (Loss)	(607,323)	(2,390,696)
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	84,837	131,097
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	346,312	(14,328)
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(668,444)	(1,792,174)

Net Income (Loss) Attributable to The Blackstone Group L.P. (f)	$(370,028)	$(715,291)

Net Loss per Common Unit, Basic and Diluted
Common Units	$(1.02)

Common Units Entitled to Priority Distributions		$(2.46)

Common Units Not Entitled to Priority Distributions		$(3.71)

Net IPO and acquisition-related charges included above were:
(a) Investment Income	$31,113	$38,168
(b) Total Compensation and Benefits	$3,610,189	$3,777,606
Less: Compensation and Benefits - IPO and acquisition-related	$2,394,111	$3,008,923

Compensation - non-IPO and acquisition-related (*)	$1,216,078	$768,683

(c) General, Administrative and Other	$166,693	$157,689
(d) Interest Expense	$4,878	$3,553
(e) Total IPO and acquisition-related charges	$2,534,569	$3,131,997
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$809,212	$874,865

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations

(Unaudited, Dollars in Thousands)

The tables below detail Blackstone’s Economic Net Income and Net Fee Related Earnings from Operations. Net Fee Related Earnings from Operations is a supplemental measure of after tax performance used to highlight earnings from operations excluding the income from and related profit sharing expenses of Blackstone’s performance fees and investment income, except for interest income. The reconciliation of Economic Net Income to Net Fee Related Earnings from Operations is presented in Exhibit 2b to this release.

	Three Months Ended					Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Private Equity
Revenues
Management Fees
Base Management Fees	$68,431	$67,740	$67,009	$67,329	$270,509	$65,432	$66,795	$66,077	$65,003	$263,307
Transaction and Other Fees, Net *	10,328	15,145	18,368	42,495	86,336	31,972	16,367	13,348	10,556	72,243
Management Fee Offsets **	—	—	—	—	—	—	—	(91)	(97)	(188)

Total Management Fees	78,759	82,885	85,377	109,824	356,845	97,404	83,162	79,334	75,462	335,362

Performance Fees
Realized	—	—	—	34,021	34,021	46,175	1,106	44,814	64,774	156,869
Unrealized	4,818	97,185	110,867	90,621	303,491	45,549	(24,020)	45,499	84,466	151,494

Total Performance Fees	4,818	97,185	110,867	124,642	337,512	91,724	(22,914)	90,313	149,240	308,363

Investment Income (Loss)
Realized	(344)	102	8,794	28,416	36,968	(495)	3,141	9,940	2,746	15,332
Unrealized	(15,165)	17,118	18,640	12,676	33,269	84,684	17,275	30,491	20,838	153,288

Total Investment Income (Loss)	(15,509)	17,220	27,434	41,092	70,237	84,189	20,416	40,431	23,584	168,620
Interest Income and Dividend Revenue	(152)	824	2,553	4,531	7,756	3,428	2,728	3,802	4,086	14,044
Other	180	472	677	1,516	2,845	100	460	1,061	400	2,021

Total Revenues	68,096	198,586	226,908	281,605	775,195	276,845	83,852	214,941	252,772	828,410

Expenses
Compensation and Benefits
Compensation	36,848	40,667	42,011	61,740	181,266	46,910	46,612	47,552	38,271	179,345
Performance Fee Compensation
Realized	(6)	(3)	135	615	741	6,005	128	10,783	15,711	32,627
Unrealized	(41,966)	13,599	27,755	20,919	20,307	6,344	(10,296)	18,306	6,966	21,320

Total Compensation and Benefits	(5,124)	54,263	69,901	83,274	202,314	59,259	36,444	76,641	60,948	233,292
Other Operating Expenses	20,108	20,553	21,318	20,492	82,471	24,431	28,677	26,359	30,122	109,589

Total Expenses	14,984	74,816	91,219	103,766	284,785	83,690	65,121	103,000	91,070	342,881

Economic Net Income	$53,112	$123,770	$135,689	$177,839	$490,410	$193,155	$18,731	$111,941	$161,702	$485,529

Net Fee Related Earnings from Operations	$19,883	$23,885	$21,153	$32,905	$97,826	$28,712	$11,464	$17,465	$7,355	$64,996

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
**	Primarily placement fees.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Unaudited, Dollars in Thousands)

	Three Months Ended					Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Real Estate
Revenues
Management Fees
Base Management Fees	$80,198	$81,517	$83,409	$83,323	$328,447	$83,060	$82,916	$83,232	$89,220	$338,428
Transaction and Other Fees, Net *	3,140	2,879	3,347	16,472	25,838	1,942	2,979	8,538	46,455	59,914
Management Fee Offsets **	(1,193)	(486)	(415)	(373)	(2,467)	(489)	(110)	(401)	(71)	(1,071)

Total Management Fees	82,145	83,910	86,341	99,422	351,818	84,513	85,785	91,369	135,604	397,271

Performance Fees
Realized	646	4,590	(11,441)	3,166	(3,039)	5,948	16,319	5,010	13,011	40,288
Unrealized	(229,219)	(51,960)	23,608	5,391	(252,180)	11,391	21,117	69,910	154,553	256,971

Total Performance Fees	(228,573)	(47,370)	12,167	8,557	(255,219)	17,339	37,436	74,920	167,564	297,259

Investment Income (Loss)
Realized	1,397	1,345	(3,078)	6,500	6,164	2,632	3,900	2,159	2,560	11,251
Unrealized	(67,239)	(59,408)	1,242	(219)	(125,624)	46,892	79,543	83,968	108,576	318,979

Total Investment Income (Loss)	(65,842)	(58,063)	(1,836)	6,281	(119,460)	49,524	83,443	86,127	111,136	330,230
Interest Income and Dividend Revenue	384	197	2,035	3,414	6,030	2,718	2,178	3,026	3,251	11,173
Other	(669)	2,405	1,450	75	3,261	(1,876)	(390)	2,330	(400)	(336)

Total Revenues	(212,555)	(18,921)	100,157	117,749	(13,570)	152,218	208,452	257,772	417,155	1,035,597

Expenses
Compensation and Benefits
Compensation	36,002	39,207	38,484	44,422	158,115	40,150	44,528	43,219	55,280	183,177
Performance Fee Compensation
Realized	2,138	(542)	(1,690)	3,600	3,506	1,524	8,895	1,806	3,619	15,844
Unrealized	(75,459)	(45,489)	5,721	1,246	(113,981)	6,937	15,999	46,182	53,746	122,864

Total Compensation and Benefits	(37,319)	(6,824)	42,515	49,268	47,640	48,611	69,422	91,207	112,645	321,885
Other Operating Expenses	12,615	12,978	13,437	17,295	56,325	14,290	17,647	18,584	23,668	74,189

Total Expenses	(24,704)	6,154	55,952	66,563	103,965	62,901	87,069	109,791	136,313	396,074

Economic Net Income	$(187,851)	$(25,075)	$44,205	$51,186	$(117,535)	$89,317	$121,383	$147,981	$280,842	$639,523

Net Fee Related Earnings from Operations	$30,513	$32,867	$33,376	$38,431	$135,187	$29,825	$24,743	$39,853	$52,457	$146,878

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
**	Primarily placement fees.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Unaudited, Dollars in Thousands)

	Three Months Ended					Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Credit and Marketable Alternatives
Revenues
Management Fees
Base Management Fees	$96,503	$96,293	$105,430	$102,647	$400,873	$103,479	$113,203	$120,125	$130,929	$467,736
Transaction and Other Fees, Net *	443	687	778	958	2,866	1,345	1,169	1,062	1,653	5,229
Management Fee Offsets **	(4,213)	(4,365)	(4,121)	(1,995)	(14,694)	(689)	(69)	(182)	(114)	(1,054)

Total Management Fees	92,733	92,615	102,087	101,610	389,045	104,135	114,303	121,005	132,468	471,911

Performance Fees
Realized	—	587	7,622	35,073	43,282	1,758	28,949	16,215	117,584	164,506
Unrealized	9,922	21,832	36,114	46,688	114,556	75,393	(17,835)	77,336	21,267	156,161

Total Performance Fees	9,922	22,419	43,736	81,761	157,838	77,151	11,114	93,551	138,851	320,667

Investment Income (Loss)
Realized	(11,998)	(4,268)	1,953	(718)	(15,031)	2,983	8,729	1,708	6,098	19,518
Unrealized	8,090	29,049	29,976	28,901	96,016	19,715	(10,193)	13,181	6,130	28,833

Total Investment Income (Loss)	(3,908)	24,781	31,929	28,183	80,985	22,698	(1,464)	14,889	12,228	48,351
Interest Income and Dividend Revenue	709	279	929	1,535	3,452	1,148	756	1,750	1,253	4,907
Other	(253)	315	715	248	1,025	(542)	(372)	600	(77)	(391)

Total Revenues	99,203	140,409	179,396	213,337	632,345	204,590	124,337	231,795	284,723	845,445

Expenses
Compensation and Benefits
Compensation	53,707	49,304	54,365	40,741	198,117	49,085	53,370	53,280	62,908	218,643
Performance Fee Compensation
Realized	57	82	842	19,873	20,854	212	13,856	12,373	53,404	79,845
Unrealized	7,370	8,020	24,594	27,509	67,493	41,319	(6,595)	39,835	9,903	84,462

Total Compensation and Benefits	61,134	57,406	79,801	88,123	286,464	90,616	60,631	105,488	126,215	382,950
Other Operating Expenses	23,645	16,461	18,123	22,432	80,661	19,575	24,520	22,057	24,314	90,466

Total Expenses	84,779	73,867	97,924	110,555	367,125	110,191	85,151	127,545	150,529	473,416

Economic Net Income	$14,424	$66,542	$81,472	$102,782	$265,220	$94,399	$39,186	$104,250	$134,194	$372,029

Net Fee Related Earnings from Operations	$14,428	$25,164	$24,005	$36,049	$99,646	$34,136	$34,552	$49,334	$39,268	$157,290

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
**	Primarily placement fees.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Unaudited, Dollars in Thousands)

	Three Months Ended					Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Financial Advisory
Revenues
Advisory Fees	$90,940	$82,503	$94,566	$122,709	$390,718	$76,568	$134,099	$84,541	$130,932	$426,140
Transaction and Other Fees, Net	—	—	—	—	—	1	102	—	259	362

Total Advisory and Transaction Fees	90,940	82,503	94,566	122,709	390,718	76,569	134,201	84,541	131,191	426,502

Investment Income (Loss)
Realized	—	—	—	1,443	1,443	187	(49)	469	207	814
Unrealized	—	—	476	(257)	219	230	561	607	(864)	534

Total Investment Income (Loss)	—	—	476	1,186	1,662	417	512	1,076	(657)	1,348
Interest Income and Dividend Revenue	1,044	1,118	1,250	1,842	5,254	1,396	1,268	1,609	1,699	5,972
Other	(943)	(122)	1,051	(21)	(35)	(932)	(342)	477	(1,115)	(1,912)

Total Revenues	91,041	83,499	97,343	125,716	397,599	77,450	135,639	87,703	131,118	431,910

Expenses
Compensation and Benefits
Compensation	50,952	54,239	57,686	69,482	232,359	54,492	76,152	66,531	80,774	277,949

Total Compensation and Benefits	50,952	54,239	57,686	69,482	232,359	54,492	76,152	66,531	80,774	277,949
Other Operating Expenses	12,976	21,734	22,666	22,196	79,572	14,727	17,316	17,253	20,976	70,272

Total Expenses	63,928	75,973	80,352	91,678	311,931	69,219	93,468	83,784	101,750	348,221

Economic Net Income	$27,113	$7,526	$16,991	$34,038	$85,668	$8,231	$42,171	$3,919	$29,368	$83,689

Net Fee Related Earnings from Operations	$24,694	$4,874	$16,405	$31,778	$77,751	$6,072	$37,156	$6,262	$23,660	$73,150

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Unaudited, Dollars in Thousands)

	Three Months Ended					Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Economic Net Income Recap, Total Segments
Revenues
Management and Advisory Fees
Base Management Fees	$245,132	$245,550	$255,848	$253,299	$999,829	$251,971	$262,914	$269,434	$285,152	$1,069,471
Advisory Fees	90,940	82,503	94,566	122,709	390,718	76,568	134,099	84,541	130,932	426,140
Transaction and Other Fees, Net *	13,911	18,711	22,493	59,925	115,040	35,260	20,617	22,948	58,923	137,748
Management Fee Offsets **	(5,406)	(4,851)	(4,536)	(2,368)	(17,161)	(1,178)	(179)	(674)	(282)	(2,313)

Total Management and Advisory Fees	344,577	341,913	368,371	433,565	1,488,426	362,621	417,451	376,249	474,725	1,631,046

Performance Fees
Realized	646	5,177	(3,819)	72,260	74,264	53,881	46,374	66,039	195,369	361,663
Unrealized	(214,479)	67,057	170,589	142,700	165,867	132,333	(20,738)	192,745	260,286	564,626

Total Performance Fees	(213,833)	72,234	166,770	214,960	240,131	186,214	25,636	258,784	455,655	926,289

Investment Income (Loss)
Realized	(10,945)	(2,821)	7,669	35,641	29,544	5,307	15,721	14,276	11,611	46,915
Unrealized	(74,314)	(13,241)	50,334	41,101	3,880	151,521	87,186	128,247	134,680	501,634

Total Investment Income (Loss)	(85,259)	(16,062)	58,003	76,742	33,424	156,828	102,907	142,523	146,291	548,549
Interest Income and Dividend Revenue	1,985	2,418	6,767	11,322	22,492	8,690	6,930	10,187	10,289	36,096
Other	(1,685)	3,070	3,893	1,818	7,096	(3,250)	(644)	4,468	(1,192)	(618)

Total Revenues	45,785	403,573	603,804	738,407	1,791,569	711,103	552,280	792,211	1,085,768	3,141,362

Expenses
Compensation and Benefits
Compensation	177,509	183,417	192,546	216,385	769,857	190,637	220,662	210,582	237,233	859,114
Performance Fee Compensation
Realized	2,189	(463)	(713)	24,088	25,101	7,741	22,879	24,962	72,734	128,316
Unrealized	(110,055)	(23,870)	58,070	49,674	(26,181)	54,600	(892)	104,323	70,615	228,646

Total Compensation and Benefits	69,643	159,084	249,903	290,147	768,777	252,978	242,649	339,867	380,582	1,216,076
Other Operating Expenses	69,344	71,726	75,544	82,415	299,029	73,023	88,160	84,253	99,080	344,516

Total Expenses	138,987	230,810	325,447	372,562	1,067,806	326,001	330,809	424,120	479,662	1,560,592

Total Economic Net Income (Loss)	$(93,202)	$172,763	$278,357	$365,845	$723,763	$385,102	$221,471	$368,091	$606,106	$1,580,770

Total Net Fee Related Earnings from Operations	$89,518	$86,790	$94,939	$139,163	$410,410	$98,745	$107,915	$112,914	$122,740	$442,314

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
**	Primarily placement fees.

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations to Net Fee Related Earnings from Operations

(Dollars in Thousands)

The tables below reconcile Economic Net Income (Loss) to Net Fee Related Earnings from Operations.

	Three Months Ended					Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Private Equity
Economic Net Income	$53,112	$123,770	$135,689	$177,839	$490,410	$193,155	$18,731	$111,941	$161,702	$485,529
Performance Fees Adjustment (a)	(4,818)	(97,185)	(110,867)	(124,642)	(337,512)	(91,724)	22,914	(90,313)	(149,240)	(308,363)
Investment Income (Loss) Adjustment (b)	15,509	(17,220)	(27,434)	(41,092)	(70,237)	(84,189)	(20,416)	(40,431)	(23,584)	(168,620)
Investment Income - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	5,510	5,510	1,650	2,278	5,052	(3,358)	5,622
Performance Fee Compensation and Benefits Adjustment (d)	(41,972)	13,596	27,890	21,534	21,048	12,349	(10,168)	29,089	22,677	53,947
Taxes Payable (e)	(1,948)	924	(4,125)	(6,244)	(11,393)	(2,529)	(1,875)	2,127	(842)	(3,119)

Net Fee Related Earnings from Operations	$19,883	$23,885	$21,153	$32,905	$97,826	$28,712	$11,464	$17,465	$7,355	$64,996

Real Estate
Economic Net Income (Loss)	$(187,851)	$(25,075)	$44,205	$51,186	$(117,535)	$89,317	$121,383	$147,981	$280,842	$639,523
Performance Fees Adjustment (a)	228,573	47,370	(12,167)	(8,557)	255,219	(17,339)	(37,436)	(74,920)	(167,564)	(297,259)
Investment Income (Loss) Adjustment (b)	65,842	58,063	1,836	(6,281)	119,460	(49,524)	(83,443)	(86,127)	(111,136)	(330,230)
Investment Income - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	4,312	4,312	1,311	1,811	4,016	(2,669)	4,469
Performance Fee Compensation and Benefits Adjustment (d)	(73,321)	(46,031)	4,031	4,846	(110,475)	8,461	24,894	47,988	57,365	138,708
Taxes Payable (e)	(2,730)	(1,460)	(4,529)	(7,075)	(15,794)	(2,401)	(2,466)	915	(4,381)	(8,333)

Net Fee Related Earnings from Operations	$30,513	$32,867	$33,376	$38,431	$135,187	$29,825	$24,743	$39,853	$52,457	$146,878

(a)	This adjustment removes from ENI the segment amount of Performance Fees.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss).
(c)	This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Net Fee Related Earnings.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(e)	Represents an implied payable for income taxes calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended					Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Credit and Marketable Alternatives
Economic Net Income	$14,424	$66,542	$81,472	$102,782	$265,220	$94,399	$39,186	$104,250	$134,194	$372,029
Performance Fees Adjustment (a)	(9,922)	(22,419)	(43,736)	(81,761)	(157,838)	(77,151)	(11,114)	(93,551)	(138,851)	(320,667)
Investment Income (Loss) Adjustment (b)	3,908	(24,781)	(31,929)	(28,183)	(80,985)	(22,698)	1,464	(14,889)	(12,228)	(48,351)
Investment Income - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	1,326	1,326	354	489	1,085	2,064	3,992
Performance Fee Compensation and Benefits Adjustment (d)	7,427	8,102	25,436	47,382	88,347	41,531	7,261	52,208	63,307	164,307
Taxes Payable (e)	(1,409)	(2,280)	(7,238)	(5,497)	(16,424)	(2,299)	(2,734)	231	(9,218)	(14,020)

Net Fee Related Earnings from Operations	$14,428	$25,164	$24,005	$36,049	$99,646	$34,136	$34,552	$49,334	$39,268	$157,290

Financial Advisory
Economic Net Income	$27,113	$7,526	$16,991	$34,038	$85,668	$8,231	$42,171	$3,919	$29,368	$83,689
Investment Income (Loss) Adjustment (b)	—	—	(476)	(1,186)	(1,662)	(417)	(512)	(1,076)	657	(1,348)
Investment Income - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	1,220	1,220	350	484	1,073	(713)	1,194
Taxes Payable (e)	(2,419)	(2,652)	(110)	(2,294)	(7,475)	(2,092)	(4,987)	2,346	(5,652)	(10,385)

Net Fee Related Earnings from Operations	$24,694	$4,874	$16,405	$31,778	$77,751	$6,072	$37,156	$6,262	$23,660	$73,150

(a)	This adjustment removes from ENI the segment amount of Performance Fees.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss).
(c)	This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Net Fee Related Earnings.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(e)	Represents an implied payable for income taxes calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Unaudited, Dollars in Thousands)

	Three Months Ended					Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Full Year 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Full Year 2010
Income (Loss) Before Provision (Benefit) for Taxes	$(912,207)	$(586,986)	$(426,959)	$(365,314)	$(2,291,466)	$(227,671)	$(636,928)	$143,302	$198,643	$(522,654)
IPO and Acquisition-Related Charges (a)	741,057	761,834	719,708	751,351	2,973,950	726,722	749,930	438,568	453,975	2,369,195
Amortization of Intangibles (b)	39,513	39,511	39,513	39,511	158,048	39,512	40,822	40,872	44,172	165,378
(Income) Loss Associated with Non-Controlling Interests in (Income) Loss of Consolidated Entities (c)	38,435	(41,596)	(53,905)	(59,703)	(116,769)	(153,461)	67,647	(254,651)	(90,684)	(431,149)

Total Segments
Total Segments, Economic Net Income (Loss)	(93,202)	172,763	278,357	365,845	723,763	385,102	221,471	368,091	606,106	1,580,770
Performance Fees Adjustment (d)	213,833	(72,234)	(166,770)	(214,960)	(240,131)	(186,214)	(25,636)	(258,784)	(455,655)	(926,289)
Investment Income (Loss) Adjustment (e)	85,259	16,062	(58,003)	(76,742)	(33,424)	(156,828)	(102,907)	(142,523)	(146,291)	(548,549)
Investment Income - Blackstone’s Treasury Cash Management Strategies (f)	—	—	—	12,368	12,368	3,665	5,062	11,226	(4,676)	15,277
Performance Fee Compensation and Benefits Adjustment (g)	(107,866)	(24,333)	57,357	73,762	(1,080)	62,341	21,987	129,285	143,349	356,962
Taxes Payable (h)	(8,506)	(5,468)	(16,002)	(21,110)	(51,086)	(9,321)	(12,062)	5,619	(20,093)	(35,857)

Net Fee Related Earnings from Operations	89,518	86,790	94,939	139,163	410,410	98,745	107,915	112,914	122,740	442,314
Realized Performance Fees (i)	(1,543)	5,637	(3,106)	48,172	49,160	46,140	23,495	41,077	122,635	233,347
Realized Investment Income (Loss) (j)	(10,945)	(2,821)	7,669	35,641	29,544	5,307	15,721	14,276	11,611	46,915
Adjustment Related to Realized Investment Income - Blackstone’s Treasury Cash Management Strategies (k)	—	—	—	(10,142)	(10,142)	(1,264)	512	(4,874)	(2,156)	(7,782)
Other Payables Including Payable Under Tax Receivable Agreement	—	—	—	—	—	(232)	(68)	2,923	(15,633)	(13,010)

Distributable Earnings	$77,030	$89,606	$99,502	$212,834	$478,972	$148,696	$147,575	$166,316	$239,197	$701,784

Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations (l)	$104,846	$97,463	$121,259	$171,916	$495,484	$120,805	$132,866	$124,195	$163,600	$541,466

(a)	This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and other corporate actions.
(b)	This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)	This adjustment adds back to Income (Loss) Before Provision for Taxes the amount of (Income) Loss Associated with Non-Controlling Interests in (Income) Loss of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Unaudited, Dollars in Thousands)

(d)	This adjustment removes from ENI the total segment amount of Performance Fees.
(e)	This adjustment removes from ENI the total segment amount of Investment Income (Loss).
(f)	This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Net Fee Related Earnings.
(g)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(h)	Represents an implied payable for income taxes calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.
(i)	Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j)	Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k)	Represents the elimination of Realized Investment Income (Loss) attributable to Blackstone’s Treasury cash management strategies which is a component of both Net Fee Related Earnings from Operations and Realized Investment Income (Loss).
(l)	Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations represents Net Fee Related Earnings from Operations adding back the implied cash taxes payable component from the Distributable Earnings reconciliation presented above, which is included in (i), and segment interest and depreciation and amortization. The cash taxes payable component of (i) was $8.5 million, $5.5 million, $16.0 million, $21.1 million, $9.3 million, $12.1 million, $(5.6) million and $20.1 million for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively. The cash taxes payable component of (i) was $35.9 million and $51.1 million for the years ended December 31, 2010 and 2009, respectively. Interest was $0.8 million, $(0.8) million, $4.4 million, $5.8 million, $6.3 million, $6.8 million, $10.3 million and $13.2 million for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively. Interest was $36.7 million and $10.2 million for the years ended December 31, 2010 and 2009, respectively. Depreciation and amortization was $6.0 million, $6.0 million, $5.9 million, $5.8 million, $6.4 million, $6.1 million, $6.6 million and $7.6 million for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively. Depreciation and amortization was $26.6 million and $23.7 million for the years ended December 31, 2010 and 2009, respectively.

THE BLACKSTONE GROUP L.P.

Exhibit 3. Distributable Earnings

(Dollars in Thousands)

The following table calculates Blackstone’s Distributable Earnings. Distributable Earnings is a supplemental measure of performance to assess amounts available for distributions to Blackstone unitholders, including Blackstone personnel.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Fee Related Earnings
Revenues
Total Management and Advisory Fees (a)	$474,725	$433,565	$1,631,046	$1,488,426
Interest and Dividend Revenue (a)	10,289	11,322	36,096	22,492
Other (a)	(1,192)	1,818	(618)	7,096
Investment Income - Blackstone’s Treasury Cash Management Strategies (b)	(4,676)	12,368	15,277	12,368

Total Revenues	479,146	459,073	1,681,801	1,530,382

Expenses
Compensation and Benefits - Compensation (a)	237,233	216,385	859,114	769,857
Other Operating Expenses (a)	99,080	82,415	344,516	299,029
Cash Taxes (c)	20,093	21,110	35,857	51,086

Total Expenses	356,406	319,910	1,239,487	1,119,972

Net Fee Related Earnings from Operations	122,740	139,163	442,314	410,410

Performance Fees, Net of Compensation
Performance Fees - Realized (a)	195,369	72,260	361,663	74,264
Compensation and Benefits - Performance Fee
Compensation - Realized (a)	(72,734)	(24,088)	(128,316)	(25,104)

Total Performance Fees, Net of Compensation	122,635	48,172	233,347	49,160

Investment Income and Other
Investment Income (Loss) - Realized (a)	11,611	35,641	46,915	29,544
Adjustment Related to Realized Investment Income - Blackstone’s Treasury Cash Management Strategies (d)	(2,156)	(10,142)	(7,782)	(10,142)
Other Payables Including Payable Under Tax Receivable Agreement	(15,633)	—	(13,010)	—

Total Investment Income and Other	(6,178)	25,499	26,123	19,402

Distributable Earnings	$239,197	$212,834	$701,784	$478,972

(a)	Represents the total segment amounts of the respective captions.
(b)	Represents the inclusion of Investment Income from Blackstone’s Treasury cash management strategies.
(c)	Represents the provisions for and/or adjustments to income taxes that were calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.
(d)	Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of Net Fee Related Earnings from Operations.

THE BLACKSTONE GROUP L.P.

Exhibit 4. Reconciliation of Total GAAP Weighted-Average Common Units Outstanding—Basic and Diluted to Weighted-Average Economic Net Income Adjusted Units—Basic and Diluted and of Total GAAP Common Units Outstanding—Basic and Diluted to Economic Net Income Adjusted Units—Basic and Diluted and of Total GAAP Common Units Outstanding to Distributable Earnings Units Outstanding

The following table provides a reconciliation of Blackstone’s Total GAAP Weighted-Average Common Units Outstanding—Basic and Diluted to Weighted-Average Economic Net Income Adjusted Units—Basic and Diluted.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Total GAAP Weighted-Average Common Units Outstanding - Basic and Diluted	389,804,253	313,124,952	364,021,369	288,990,187
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units	712,339,304	786,954,773	736,772,290	812,377,553
Weighted-Average Unvested Deferred Restricted Common Units	23,709,846	19,781,821	25,828,413	22,453,412

Weighted-Average Economic Net Income Adjusted Units - Basic and Diluted	1,125,853,403	1,119,861,546	1,126,622,072	1,123,821,152

The following table provides a reconciliation of Blackstone’s Total GAAP Common Units Outstanding—Basic and Diluted to Economic Net Income Adjusted Units—Basic and Diluted.

	December 31,
	2010	2009
Total GAAP Common Units Outstanding - Basic and Diluted	420,631,857	319,939,772
Adjustments:
Blackstone Holdings Partnership Units	681,451,592	771,095,235
Unvested Deferred Restricted Common Units	27,968,577	35,939,305

Economic Net Income Adjusted Units - Basic and Diluted	1,130,052,026	1,126,974,312

The following table provides a reconciliation of Blackstone’s Total GAAP Common Units Outstanding to Distributable Earnings Units Outstanding.

	December 31,
	2010	2009
Total GAAP Common Units Outstanding (a)	420,631,857	324,688,930
Adjustments:
Blackstone Holdings Partnership Units	681,451,592	771,095,235

Distributable Earnings Units Outstanding	1,102,083,449	1,095,784,165

(a)	Common unit holders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under the Tax Receivable Agreement and certain other tax-related payables.

THE BLACKSTONE GROUP L.P.

Exhibit 5. Assets Under Management

(Dollars in Thousands)

	As of and for the Periods Ended December 31,
	2010	2009
Total Assets Under Management (End of Period)
Private Equity	$29,319,136	$24,758,992
Real Estate	33,165,124	20,391,334
CAMA	65,639,660	53,032,802

	$128,123,920	$98,183,128

Fee-Earning Assets Under Management (End of Period)
Private Equity	$24,188,555	$24,521,394
Real Estate	26,814,714	23,708,057
CAMA	58,496,953	47,867,546

	$109,500,222	$96,096,997

Weighted-Average Fee-Earning Assets Under Management (Three Months Ended)
Private Equity	$24,261,703	$24,680,613
Real Estate	25,186,050	23,846,532
CAMA	57,495,878	47,974,654

	$106,943,631	$96,501,799

Weighted-Average Fee-Earning Assets Under Management (Year Ended)
Private Equity	$24,402,498	$25,144,272
Real Estate	24,155,125	23,426,111
CAMA	53,534,845	45,893,845

	$102,092,468	$94,464,228

THE BLACKSTONE GROUP L.P.

Exhibit 6. Limited Partner Capital Invested Metrics

(Dollars in Thousands)

	As of and for the Periods Ended December 31,
	2010	2009
Limited Partner Capital Invested (Three Months Ended)
Private Equity	$116,899	$898,483
Real Estate (a)	2,314,891	381,348
CAMA (b)	294,574	313,596

	$2,726,364	$1,593,427

Limited Partner Capital Invested (Year Ended)
Private Equity	$1,653,493	$1,541,974
Real Estate (a)	4,072,527	884,151
CAMA (b)	1,407,993	721,401

	$7,134,013	$3,147,526

Fund Level Unrealized Value (c) (End of Period)
Private Equity
Cost	$20,065,870	$19,854,772

Unrealized Value	$21,923,177	$17,043,648

Real Estate (a)
Cost	$16,121,104	$12,173,699

Unrealized Value	$18,698,405	$7,070,274

CAMA (b)
Cost	$3,681,137	$3,077,283

Unrealized Value	$4,267,377	$3,247,280

(a)	Limited Partner Capital Invested and Fund Level Unrealized Value for the Real Estate segment represents activity related to funds raised by Blackstone.
(b)	Limited Partner Capital Invested and Fund Level Unrealized Value for the CAMA segment represents activity in Blackstone’s mezzanine and credit liquidity funds.
(c)	Cost and unrealized value represent the limited partners’ share, including co-investments arranged by Blackstone, of those fund level investments on which carried interest can be earned, before carried interest allocations to Blackstone, when a fund achieves cumulative investment returns in excess of a specified rate.

THE BLACKSTONE GROUP L.P.

Exhibit 7. Selected CAMA Financial Information

(Dollars in Thousands)

In January 2011, Blackstone separated its CAMA segment into two new segments: Hedge Fund Solutions and Credit Businesses. The Hedge Fund Solutions segment primarily manages funds of hedge funds and the Credit Businesses segment, which includes GSO Capital Partners, manages credit-oriented funds, collateralized loan obligation and collateralized debt obligation vehicles, separately managed accounts and debt-focused closed-end mutual funds. Blackstone will provide segment results under this structure commencing in the first quarter of 2011. The following presents selected CAMA financial information presented under this revised reporting structure.

	As of and for the Years Ended December 31,
	2010	2009
Total CAMA Revenues
Hedge Fund Solutions
Total Management Fees	$276,015	$229,578
Total Performance Fees	59,608	30,710
Total Investment Income	29,179	51,785
Other	1,966	1,298

Total Hedge Fund Solutions Revenues	366,768	313,371

Credit Businesses
Total Management Fees	195,896	159,467
Total Performance Fees	261,059	127,128
Total Investment Income	19,172	29,200
Other	2,550	3,179

Total Credit Businesses Revenues	478,677	318,974

	$845,445	$632,345

Total CAMA Expenses
Hedge Fund Solutions
Total Compensation and Benefits	$117,086	$99,719
Other Operating Expenses	51,360	43,166

Total Hedge Fund Solutions Expenses	168,446	142,885

Credit Businesses
Total Compensation and Benefits	265,864	186,745
Other Operating Expenses	39,106	37,495

Total Credit Businesses Expenses	304,970	224,240

	$473,416	$367,125

Total CAMA Economic Net Income
Hedge Fund Solutions	$198,322	$170,486
Credit Businesses	173,707	94,734

	$372,029	$265,220

Total CAMA Assets Under Management
Hedge Fund Solutions	$34,587,292	$28,799,326
Credit Businesses	31,052,368	24,233,476

	$65,639,660	$53,032,802

Total CAMA Fee-Earning Assets Under Management
Hedge Fund Solutions	$33,159,795	$27,451,309
Credit Businesses	25,337,158	20,416,237

	$58,496,953	$47,867,546